UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey 08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 23, 2021,Blonder Tongue Laboratories, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with an institutional investor providing for the sale by the Company to the investor of 200,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, at a purchase price of $1.08 per share, resulting in aggregate proceeds to the Company of $216,000. The Shares were offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-254719), previously filed by the Company with the Securities and Exchange Commission, including the prospectus contained therein and the prospectus supplement dated August 23, 2021 relating to the offer and sale of the Shares as described herein.

The foregoing summary description of the Purchase Agreement is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the opinion of Stradley Ronon Stevens & Young, LLP relating to the Shares is attached as Exhibit 5.1 hereto.

The above disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01	Other Events.

As previously disclosed, on August 16, 2021,the Company entered into a Sales Agreement (the “Sales Agreement”) with Roth Capital Partners, LLC (the “Agent”). In accordance with the terms of the Sales Agreement, the Company may offer and sell from time to time through the Agent shares of the Company’s common stock, par value $0.001 per share, having an aggregate offering price of up to $400,000. The Company's sale of the Shares pursuant to the Purchase Agreement described in Item 1.01 above will have the effect of reducing the dollar amount of shares that may be sold pursuant to the Sales Agreement from $400,000 to $184,000.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

5.1	Opinion of Stradley Ronon Stevens & Young, LLP.

10.1	Stock Purchase Agreement dated as of August 23, 2021, between Blonder Tongue Laboratories, Inc. and Cavalry Fund I LP.

23.1	Consent of Stradley Ronon Stevens & Young, LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: August 23, 2021

2